Significant Accounting Policies (Details Textual) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Significant Accounting Policies (Textual)
Inventory write off	$ 824	$ 287	$ 369
Impairment losses
Provisions for estimated sales returns	$ 396	$ 348	$ 84
Revenues from shipping	$ 719	931	681
Suboptimal exercise, Description	The computation of the suboptimal exercise multiple based on empirical studies, the early exercise factor of public companies is approximately 100% for employees and 150% for managers.
Advertising costs	$ 283	$ 437	$ 501
Monthly deposits rate	8.33%	8.33%	8.33%
Severance pay expenses	$ 1,354	$ 1,015	$ 620
Fair vlaue of option and forward	28
Notional principal amount of hedging contracts	8,453
Decrease to current deferred tax assets	335	323
Decrease of noncurrent deferred tax liability	77	122
Increase to noncurrent deferred tax asset	258	201
Bad debt expenses	$ 21	$ 0	$ 0
Outstanding options	762,152